SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): November 25, 1998



                                    CASTELLE
             (Exact name of registrant as specified in its charter)


           California                 0-220-20                   77-0164056
(State or other jurisdiction    (Commission File No.)          (IRS Employer
        of incorporation)                                    Identification No.)



                             3255-3 Scott Boulevard
                          Santa Clara, California 95054
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (408) 496-0474



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Item 5. Other Events.

          On November 25, 1998, Castelle issued a press release announcing the appointment of Donald L. Rich as president and chief executive officer.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

     Exhibit Number        Description


        99.1               Press Release issued November 25, 1998


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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              CASTELLE



Dated:  November 25, 1998                     By: /s/ Randall I. Bambrough
                                                  ------------------------
                                                  Randall I. Bambrough
                                                  Chief Financial Officer,
                                                  Vice President of Finance
                                                  and Administration and
                                                  Secretary


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                                INDEX TO EXHIBITS




Exhibit No.    Description


  99.1         Press Release dated November 25, 1998.

                                       4
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